Flag Investors – Equity Opportunity Fund (the “Fund”)

Supplement dated September 2, 2008 to the Prospectus dated March 1, 2008 as supplemented March 13, 2008, May 5, 2008, June 2, 2008 and July 24, 2008

New Investment Advisory Agreement

Alex. Brown Investment Management, LLC (“ABIM”) serves as the investment adviser to the Fund. On July 31, 2008 the respective owners of ABIM and Brown Investment Advisory Incorporated (“Brown”) consummated a transaction (the “Transaction”) which resulted in ABIM becoming affiliated with Brown. Brown is an investment adviser and manager with assets under management, together with its affiliates, of approximately $8.4 billion as of June 30, 2008, and is the investment adviser to the Brown Advisory Funds, a family of mutual funds that are series of Forum Funds (the “Trust”), of which the Fund is also a series. Brown is located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. As a result of the Transaction, the Fund will become part of the Brown Advisory Funds.

Prior to the Transaction, the Trust’s Board of Trustees (the “Board”) terminated the Fund’s investment advisory agreement with ABIM and approved an interim investment advisory agreement between the Fund and ABIM, which took effect following the Transaction (the “Interim Agreement”). At a meeting on August 27, 2008, the Board approved a new investment advisory agreement for the Fund with Brown (the “New Agreement”), which would replace the Interim Agreement. The New Agreement is subject to the approval of the Fund’s shareholders, and would take effect promptly following such approval. Neither the Interim Agreement nor the New Agreement change the advisory fee rate paid by the Fund, the Fund’s investment policies and investment style, or the personnel who manage the Fund’s portfolio.

A meeting of the Fund’s shareholders will be held in late October or November 2008 to vote on the approval of the New Agreement. Prior to the meeting, shareholders will receive proxy materials containing more detailed information regarding Brown and the New Agreement.

Change in Minimum Investment Amount

Effective immediately, the Minimum Initial Investment amount for the Fund’s Institutional Shares is changed to $5,000 for all accounts.

Flag Investors – Equity Opportunity Fund (the “Fund”)

Supplement dated September 2, 2008 to Statement of Additional Information

dated March 1, 2008, as supplemented March 7, 2008 and June 27, 2008

Change of Fiscal Year

To align the Fund’s fiscal year with that of the other Brown Advisory Funds, the Fund will move its fiscal year-end from October 31 to May 31, following its October 31, 2008 fiscal year-end.

Change in Custodian

Effective August 29, 2008, the Fund’s custodian is Brown Investment Advisory & Trust Company (the “Custodian”), an affiliate of Brown. The Custodian safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian is located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231.

For its services, the Custodian receives a fee of 0.01% of the Fund’s first $1 billion in assets; 0.0075% on Fund assets between $1 billion and $2 billion; 0.0050% on Fund assets between $2 billion and $6 billion; and 0.0025% on Fund assets greater than $6 billion. The Fund also pays the Custodian an annual maintenance fee of $3,600, plus certain other transaction fees. These fees are accrued daily by the Fund and are paid monthly based on average net assets and transactions for the previous month.